        Exhibit 10.36

AMERICAN INTERNATIONAL GROUP, INC.
LONG TERM INCENTIVE PLAN
LTI AWARD AGREEMENT
1.     Status of Award; Defined Terms. American International Group, Inc. (“AIG”) has awarded you performance share units (the “Award”) pursuant to the AIG Long Term Incentive Plan (the “Plan”). This award agreement (“Award Agreement”), which sets forth the terms and conditions of your Award, is made pursuant to the Plan and this Award and Award Agreement are subject to the terms of the Plan. Capitalized terms not defined in this Award Agreement have the meanings ascribed to them in the Plan.
2.     Award.
(a) Award of PSUs.
(i) AIG hereby awards you the number of performance share units (“PSUs”) specified in Schedule A (the “Target PSUs”). You are also entitled to receive dividend equivalent rights in the form of cash in accordance with the Plan. Each PSU constitutes an unfunded and unsecured promise of AIG to deliver (or cause to be delivered) one Share (or, at the election of AIG, cash equal to the Fair Market Value thereof) in accordance with the Plan. Until such delivery, you have only the rights of a general unsecured creditor, and no rights as a shareholder, of AIG.
(ii) The actual number of PSUs that will be earned is subject to the Committee’s assessment of achievement based on the Performance Measures established for the Performance Period.
(iii) After the end of the Performance Period, the Committee will determine the percentage of your Target PSUs that will be earned (such earned PSUs, the “Earned PSUs”). The number of Shares covered by your Earned PSUs may range from 0% to 200% of your Target PSUs. Your Earned PSUs, if any, will vest and be paid in accordance with the schedule specified in Schedule A, subject to earlier vesting, forfeiture or termination as provided in accordance with the Plan. On any payment date, the number of Shares to be issued under this Award Agreement shall be rounded down to the nearest whole Share.
3.    Restrictive Covenants. You agree to be bound by the applicable restrictive covenants set forth in the attached Schedule B.

4.     Notice of Termination of Employment. Except where local law prohibits enforcement or you resign for Good Reason under the terms of the Plan, you agree that if you voluntarily resign you will give at least six months’ written notice to the Company of your voluntary Termination, which may be working notice or non-working notice at the Company’s sole discretion and which notice period is waivable by the Company at the Company’s sole discretion. This notice period provision supersedes any conflicting notice period provision contained in the award agreements governing your prior long-term incentive awards awarded under the Plan.

5.     Clawback/Repayment. Notwithstanding anything to the contrary contained herein, in consideration of the grant of this Award, you agree that any and all Incentive Compensation and any payments hereunder will be subject to forfeiture and/or repayment to the extent provided for in either or both the AIG Financial Restatement Compensation Recoupment Policy or the AIG Clawback Policy, as in effect from time to time, if it is determined that a Covered Event (as defined in each such Policy) has occurred. All capitalized terms in this section are defined in the applicable Policy.

In cases where the AIG Clawback Policy is utilized by the Committee, a Covered Event under that Policy is as follows::
1.a material restatement of all or a portion of AIG’s financial statements occurs and the Board or Committee determines that recovery of Incentive Compensation is appropriate after reviewing all relevant facts and circumstances, regardless of whether you were responsible for the inaccuracy;
2.payments under this Award were based on materially inaccurate financial statements or on performance metrics that are materially inaccurately determined, regardless of whether you were responsible for the inaccuracy;
3.your failure to properly identify, assess or sufficiently raise concerns about risk, including in a supervisory role, resulted in a material adverse impact on AIG, any of AIG’s business units or the broader financial system;
4.any action or omission by you constituted a material violation of AIG’s risk policies as in effect from time to time;
5.any action or omission by you resulted in material financial or reputational harm to AIG; or
6.A material violation of your non-compete, non-solicitation or confidentiality agreement.

6.    Entire Agreement. The Plan is incorporated herein by reference. This Award Agreement, including Schedule B, the Plan, the personalized information in Schedule A, and such other documents as may be provided to you pursuant to this Award Agreement regarding any applicable service, performance or other vesting conditions and the size of your Award, constitute the entire agreement and understanding of the parties hereto with respect to this Award and supersede all prior understandings and agreements with respect to this Award.
7.    Notices. Any notice or communication required to be given or delivered to the Company under the terms of this Award Agreement shall be in writing (which may include an electronic writing) and addressed to the Corporate Secretary of AIG at its principal corporate offices as specified in Section 9.E of the Plan or, with respect to the acceptance of an Award, as specified in Schedule A or the Compensation Plan Grant Acceptance website. Any notice required to be given or delivered to you shall be in writing (including an electronic writing) and addressed to you at your Company email address or your home address on file in the Company’s payroll or personnel records. All notices shall be deemed to have been given or delivered upon: personal delivery; electronic delivery or three (3) business days after deposit in the United States mail by certified or registered mail (return receipt requested) or one (1) business day after deposit with any return receipt express courier (prepaid).
8.    Governing Law. This Award Agreement will be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflict of laws.
9.     Signatures. Execution of this Award Agreement by AIG and/or you may be in the form of an electronic, manual or similar signature, and such signature shall be treated as an original signature for all purposes.

IN WITNESS WHEREOF, AMERICAN INTERNATIONAL GROUP, INC. has caused this Award Agreement to be duly executed and delivered as of the Date of Award specified in Schedule A.

AMERICAN INTERNATIONAL GROUP, INC.

_____________________________
By:

Schedule A
Long-Term Incentive Award

Recipient:                ●
Employee ID:                ●
Date of Award:                ●
Target PSUs:                ●
Performance Period:                1/1/2025 – 12/31/2027
Vesting:                100% Vesting on 1/1/2028
Payment/Delivery of Vested Shares:
As promptly as administratively practicable following vesting and no later than 4/30/2028

In order to be eligible to receive your LTIP Award, you must electronically consent to your Award Agreement on UBS One Source within 90 days of the receipt of this communication.  If you do not electronically consent to the Award Agreement within 90 days, AIG may forfeit your Award.

Schedule B
Restrictive Covenants

The following restrictive covenants are part of your Award Agreement and constitute additional terms and conditions of your Award.

If you work for the Company anywhere other than the states of California, Colorado, Illinois, New York, or Washington, the following restrictive covenants apply to you:

1.Non-Disclosure. During the term of your Employment, the Company has permitted and will continue to permit you to have access to and become acquainted with information of a confidential, proprietary and/or trade secret nature. Subject to and in addition to any confidentiality or non-disclosure requirements to which you were subject prior to the date you electronically consent to or execute this Award Agreement, during your Employment and any time thereafter, you agree that (i) all confidential, proprietary and/or trade secret information received, obtained or possessed at any time by you concerning or relating to the business, financial, operational, marketing, economic, accounting, tax or other affairs at the Company or any client, customer, agent or supplier or prospective client, customer, agent or supplier of the Company will be treated by you in the strictest confidence and will not be disclosed or used by you in any manner other than in connection with the discharge of your job responsibilities without the prior written consent of the Company or unless required by law, and (ii) you will not remove or destroy any confidential, proprietary and/or trade secret information and will return any such information in your possession, custody or control at the end of your Employment (or earlier if so requested by the Company). Nothing herein shall prevent you from making or publishing any statement (a) when required by law, subpoena or court order, or at the request of an administrative agency or legislature, (b) in the course of any legal, arbitral, administrative, legislative or regulatory proceeding, (c) to any governmental authority, regulatory agency or self-regulatory organization, (d) in connection with any investigation by the Company, or (e) where a prohibition or limitation on such communication is unlawful.
Nothing in this Award Agreement or any AIG policy prohibits or restricts you from communicating with or responding to any inquiry by the Securities and Exchange Commission, law enforcement, the Equal Employment Opportunity Commission,, or any other local, state, or federal governmental or regulatory authority, or any self-regulatory organization, provided that AIG does not waive any attorney-client privilege over any information provided by you that is appropriately covered by such privilege. Moreover, you shall not be held liable under federal or state trade secrets law or this Award Agreement or any other agreement for the disclosure of a trade secret or other confidential information in confidence to a government official or attorney solely for the purpose of investigating or reporting a suspected violation of law or in a court filing under seal.

2.    Non-Solicitation. Your Employment with the Company requires exposure to and use of confidential, proprietary and/or trade secret information (as set forth in the above Paragraph). Subject to and in addition to any non-solicitation requirements to which you were subject prior to the date you electronically consent to or execute this Award Agreement, you agree that (i) during your Employment with the Company and any time thereafter, you will not, directly or indirectly, on your own behalf or on behalf of any other person or entity, solicit, contact, call upon, communicate with or attempt to communicate with any customer or client or prospective customer or client of the Company where to do so would require the use or disclosure of confidential, proprietary and/or trade secret information, and (ii) during your Employment with the Company and for a period of one (1) year after Employment Terminates for any reason, you will not, directly or indirectly, regardless of who initiates the communication, solicit, participate in the solicitation or recruitment of, or in any manner encourage or provide assistance to any employee, consultant, registered representative, or agent of the Company to terminate his or her Employment or other relationship with the Company or to leave its employ or other relationship with the Company for any engagement in any capacity or any other person or entity.
3.    Non-Disparagement. You agree that during and after your Employment with the Company, you will not make disparaging comments about AIG or any of its subsidiaries or affiliates or any of their officers, directors or employees to any person or entity not affiliated with the Company. Nothing in this Award Agreement or any other agreement with the Company shall prevent you from making or publishing any statement (a) when required by law, subpoena or court order, or at the request of an administrative agency or legislature (b) in the course of any legal, arbitral. administrative, legislative or regulatory proceeding, (c) to any governmental authority, regulatory agency or self-regulatory organization, (d) in connection with any investigation by the Company, or (e) where a prohibition or limitation on such communication is unlawful. For example, nothing in this Award Agreement or any other agreement shall prohibit, prevent, limit or restrict you from (i) exercising your Section 7 rights under the National Labor Relations Act, including, but not limited to, the right to participate in activities or communications related to wages or compensation or other terms, conditions or privileges of employment, or (ii) disclosing information about unlawful acts in the workplace, including, but not limited to, sexual harrassment.

If you work for the Company in California, the following restrictive covenants apply to you:

1.Non-Disclosure. During the term of your Employment, the Company has permitted and will continue to permit you to have access to, become acquainted with, and use Confidential Information (as defined in Paragraph 7). You acknowledge that items of Confidential Information are the Company’s valuable assets and have economic value, actual or potential, because they are not generally known by the public or others who could use them to their own economic benefit and/or to the competitive disadvantage of the Company. The Company has taken a number of reasonable steps to protect the secrecy of this information, including without limitation through this Award Agreement. Subject to and in addition to any confidentiality or non-disclosure requirements to which you were subject prior to the date you electronically consent to or execute this Award Agreement, during your Employment and any time thereafter, you agree that all Confidential Information will be treated by you in the strictest confidence and will not be disclosed or used by you in any manner other than in connection with the discharge of your job responsibilities without the prior written consent of the Company or unless required by law. You further agree that you will not remove or destroy any Confidential Information either during your Employment or at any time thereafter and will return to the Company any Confidential Information in your possession, custody or control at the end of your Employment (or earlier if so requested by the Company). Nothing herein shall prevent you from making or publishing any statement (a) when required by law, subpoena or court order, or at the request of an administrative agency or legislature, (b) in the course of any legal, arbitral, administrative, legislative or regulatory proceeding, (c) to any governmental authority, regulatory agency or self-regulatory organization, (d) in connection with any investigation by the Company, or (e) where a prohibition or limitation on such communication is unlawful.
Nothing in this Award Agreement or any AIG policy prohibits or restricts you from communicating with or responding to any inquiry by the Securities and Exchange Commission, law enforcement, the Equal Employment Opportunity Commission,, or any other local, state, or federal governmental or regulatory authority, or any self-regulatory organization, provided that AIG does not waive any attorney-client privilege over any information provided by you that is appropriately covered by such privilege. Moreover, you shall not be held liable under federal or state trade secrets law or this Award Agreement or any other agreement for the disclosure of a trade secret or other confidential information in confidence to a government official or attorney solely for the purpose of investigating or reporting a suspected violation of law or in a court filing under seal.

2.    Non-Solicitation of Customers. Subject to and in addition to any non-solicitation requirements to which you were subject prior to the date you electronically consent to or execute this Award Agreement, you agree that during your Employment with the Company, you will not, directly or indirectly, on your own behalf or on behalf of any other person or any entity other than the Company, solicit, contact, call upon, communicate with or attempt to communicate with any customer or client or prospective customer or client of the Company. You further agree that after your employment with the Company, you will not, directly or indirectly, on your own behalf or on behalf of any other person or any entity other than the Company, solicit, contact, call upon, communicate or attempt to communicate with any customer or client or prospective customer or client of the Company, where to do so would require the use or disclosure of Confidential Information (for purposes of this sentence, “customer or client” shall not include insurance brokers).

3.    Non-Solicitation of Employees. You agree that during your employment with the Company, you will not (a) directly or indirectly, regardless of who initiates the communication, solicit, participate in the solicitation or recruitment of, or in any manner encourage or provide assistance to, any employee, consultant, registered representative, or agent of the Company to terminate such person’s employment or other relationship with the Company or to leave its employ or other relationship with the Company for any engagement in any capacity or for any other person or entity, or (b) directly or indirectly interfere with the Company’s recruiting, hiring or retention of employees, or interfere with any contractual, economic, or prospective economic relationship between the Company and any Company employee. You further agree that for a period of one (1) year after employment terminates for any reason, you will not (a) directly or indirectly, regardless of who initiates the communication, solicit, participate in the solicitation or recruitment of, or in any manner encourage or provide assistance to, any employee, consultant, registered representative, or agent of the Company to terminate such person’s employment or other relationship with the Company or to leave its employ or other relationship with the Company for any engagement in any capacity or for any other person or entity, or (b) directly or indirectly interfere with the Company’s recruiting, hiring or retention of employees, or interfere with any contractual, economic, or prospective economic relationship between the Company and any Company employee, in either case where to do so would require the use or disclosure of Confidential Information relating to the Company’s internal, nonpublic personnel information including, without limitation, the qualifications, talents, skills, abilities, backgrounds, development, training, work histories, reviews, and other pertinent confidential information regarding its employees entrusted to you in confidence by the Company as part of your job duties or management responsibilities.

4.    Non-Disparagement. You agree that during and after your Employment with the Company, you will not make disparaging comments about AIG or any of its subsidiaries or affiliates or any of their officers, directors or employees to any person or entity not affiliated with the Company. Nothing in this Award Agreement or any other agreement with the Company shall prevent you from making or publishing any statement (a) when required by law, subpoena or court order, or at the request of an administrative agency or legislature (b) in the course of any legal, arbitral. administrative, legislative or regulatory proceeding, (c) to any governmental authority, regulatory agency or self-regulatory organization, (d) in connection with any investigation by the Company, or (e) where a prohibition or limitation on such communication is unlawful. For example, nothing in this Award Agreement or any other agreement shall prohibit, prevent, limit or restrict you from (i) exercising your Section 7 rights under the National Labor Relations Act, including, but not limited to, the right to participate in activities or communications related to wages or compensation or other terms, conditions or privileges of employment, or (ii) discussing or disclosing information about acts in the workplace that you have a good faith belief are unlawful, including, but not limited to, harassment, discrimination, retaliation, or any other conduct that you have reason to believe is unlawful.

5.    Definition of Confidential Information. “Confidential Information” refers to an item of information or a compilation of information in any form (tangible or intangible), related to the Company’s business that the Company has not made public or authorized public disclosure of, which became known to you as a result of your employment with the Company, and that is not generally known to the public through proper means. Confidential Information includes, but is not limited to: (a) business plans and analysis, customer and prospective customer lists, sales strategies and techniques, marketing plans and strategies, research and development data, financial data, operational data, methods, techniques, technical data, know-how, innovations, computer programs, un-patented inventions, and trade secrets; and (b) information about the business affairs of third parties (including, but not limited to, customers and prospective customers) that such third parties provide to the Company in confidence. The presence of non-confidential items of information within an otherwise confidential compilation of information will not remove the compilation itself (the information in its compiled form) from the protection of this Award Agreement. Notwithstanding the definition set forth above, Confidential Information does not include information that you can show by competent proof: (a) was generally known to the public at the time of disclosure, or became generally known (through no fault of yours) after disclosure, to you; (b) was lawfully received by you from a third party without breach of any confidentiality obligation; (c) was known to you prior to receipt from the Company; or (d) was independently developed by you or independent third parties without breach by you or any third party of any obligation of confidentiality or non-use.

If you work for the Company in Colorado, the following restrictive covenants apply to you:

1.Non-Disclosure. During the term of your Employment, the Company has permitted and will continue to permit you to have access to and become acquainted with information of a confidential, proprietary and/or trade secret nature. Subject to and in addition to any confidentiality or non-disclosure requirements to which you were subject prior to the date you electronically consent to or execute this Award Agreement, during your Employment and any time thereafter, you agree that (i) all confidential, proprietary and/or trade secret information received, obtained or possessed at any time by you concerning or relating to the business, financial, operational, marketing, economic, accounting, tax or other affairs at the Company or any client, customer, agent or supplier or prospective client, customer, agent or supplier of the Company will be treated by you in the strictest confidence and will not be disclosed or used by you in any manner other than in connection with the discharge of your job responsibilities without the prior written consent of the Company or unless required by law, and (ii) you will not remove or destroy any confidential, proprietary and/or trade secret information and will return any such information in your possession, custody or control at the end of your Employment (or earlier if so requested by the Company). Nothing herein shall prevent you from making or publishing any statement (a) when required by law, subpoena or court order, or at the request of an administrative agency or legislature, (b) in the course of any legal, arbitral, administrative, legislative or regulatory proceeding, (c) to any governmental authority, regulatory agency or self-regulatory organization, (d) in connection with any investigation by the Company, or (e) where a prohibition or limitation on such communication is unlawful.
Nothing in this Award Agreement or any AIG policy prohibits or restricts you from communicating with or responding to any inquiry by the Securities and Exchange Commission, law enforcement, the Equal Employment Opportunity Commission,, or any other local, state, or federal governmental or regulatory authority, or any self-regulatory organization, provided that AIG does not waive any attorney-client privilege over any information provided by you that is appropriately covered by such privilege. Moreover, you shall not be held liable under federal or state trade secrets law or this Award Agreement or any other agreement for the disclosure of a trade secret or other confidential information in confidence to a government official or attorney solely for the purpose of investigating or reporting a suspected violation of law or in a court filing under seal.

2.    Non-Solicitation. Your Employment with the Company requires exposure to and use of confidential, proprietary and/or trade secret information (as set forth in the above Paragraph). Subject to and in addition to any non-solicitation requirements to which you were subject prior to the date you electronically consent to or execute this Award Agreement, you agree that (i) during your Employment with the Company and any time thereafter, you will not, directly or indirectly, on your own behalf or on behalf of any other person or entity, solicit, contact, call upon, communicate with or attempt to communicate with any customer or client or prospective customer or client of the Company where to do so would require the use or disclosure of confidential, proprietary and/or trade secret information, and (ii) during your Employment with the Company and for a period of one (1) year after Employment Terminates for any reason, you will not, directly or indirectly, regardless of who initiates the communication, solicit, participate in the solicitation or recruitment of, or in any manner encourage or provide assistance to any employee, consultant, registered representative, or agent of the Company to terminate his or her Employment or other relationship with the Company or to leave its employ or other relationship with the Company for any engagement in any capacity or any other person or entity.

If you work for the Company in Illinois, the following restrictive covenants apply to you:

1.Non-Disclosure. During the term of your Employment, the Company has permitted and will continue to permit you to have access to and become acquainted with information of a confidential, proprietary and/or trade secret nature. Subject to and in addition to any confidentiality or non-disclosure requirements to which you were subject prior to the date you electronically consent to or execute this Award Agreement, during your Employment and any time thereafter, you agree that (i) all confidential, proprietary and/or trade secret information received, obtained or possessed at any time by you concerning or relating to the business, financial, operational, marketing, economic, accounting, tax or other affairs at the Company or any client, customer, agent or supplier or prospective client, customer, agent or supplier of the Company will be treated by you in the strictest confidence and will not be disclosed or used by you in any manner other than in connection with the discharge of your job responsibilities without the prior written consent of the Company or unless required by law, and (ii) you will not remove or destroy any confidential, proprietary and/or trade secret information and will return any such information in your possession, custody or control at the end of your Employment (or earlier if so requested by the Company). Nothing herein shall prevent you from making or publishing any statement (a) when required by law, subpoena or court order, or at the request of an administrative agency or legislature, (b) in the course of any legal, arbitral, administrative, legislative or regulatory proceeding, (c) to any governmental authority, regulatory agency or self-regulatory organization, (d) in connection with any investigation by the Company, or (e) where a prohibition or limitation on such communication is unlawful.
Nothing in this Award Agreement or any AIG policy prohibits or restricts you from communicating with or responding to any inquiry by the Securities and Exchange Commission, law enforcement, the Equal Employment Opportunity Commission,, or any other local, state, or federal governmental or regulatory authority, or any self-regulatory organization, provided that AIG does not waive any attorney-client privilege over any information provided by you that is appropriately covered by such privilege. Moreover, you shall not be held liable under federal or state trade secrets law or this Award Agreement or any other agreement for the disclosure of a trade secret or other confidential information in confidence to a government official or attorney solely for the purpose of investigating or reporting a suspected violation of law or in a court filing under seal.

2.    Non-Solicitation. Your Employment with the Company requires exposure to and use of confidential, proprietary and/or trade secret information (as set forth in the above Paragraph). Subject to and in addition to any non-solicitation requirements to which you were subject prior to the date you electronically consent to or execute this Award Agreement, you agree that (i) during your Employment with the Company and any time thereafter, you will not, directly or indirectly, on your own behalf or on behalf of any other person or entity, solicit, contact, call upon, communicate with or attempt to communicate with any customer or client or prospective customer or client of the Company where to do so would require the use or disclosure of confidential, proprietary and/or trade secret information, and (ii) during your Employment with the Company and for a period of one (1) year after Employment Terminates for any reason, you will not, directly or indirectly, regardless of who initiates the communication, solicit, participate in the solicitation or recruitment of, or in any manner encourage or provide assistance to any employee, consultant, registered representative, or agent of the Company to terminate his or her Employment or other relationship with the Company or to leave its employ or other relationship with the Company for any engagement in any capacity or any other person or entity.

3.    Non-Disparagement. You agree that during and after your Employment with the Company, you will not make disparaging comments about AIG or any of its subsidiaries or affiliates or any of their officers, directors or employees to any person or entity not affiliated with the Company. Nothing in this Award Agreement or any other agreement with the Company shall prevent you from making or publishing any statement (a) when required by law, subpoena or court order, or at the request of an administrative agency or legislature (b) in the course of any legal, arbitral. administrative, legislative or regulatory proceeding, (c) to any governmental authority, regulatory agency or self-regulatory organization, (d) in connection with any investigation by the Company, or (e) where a prohibition or limitation on such communication is unlawful. For example, nothing in this Award Agreement or any other agreement shall prohibit, prevent, limit or restrict you from (i) exercising your Section 7 rights under the National Labor Relations Act, including, but not limited to, the right to participate in activities or communications related to wages or compensation or other terms, conditions or privileges of employment, or (ii) disclosing information about unlawful acts in the workplace, including, but not limited to, sexual harrassment.
4.    Representations. You acknowledge that you have at least 14 days to consider this Award Agreement before being required to sign it. If you have signed this Award Agreement before the expiration of the period afforded to you, you have done so of your own volition. You also acknowledge that, pursuant to the Illinois Freedom to Work Act, you are hereby advised to consult with an attorney before signing this Award Agreement.

If you work for the Company in New York, the following restrictive covenants apply to you:

1.Non-Disclosure. During the term of your Employment, the Company has permitted and will continue to permit you to have access to and become acquainted with information of a confidential, proprietary and/or trade secret nature. Subject to and in addition to any confidentiality or non-disclosure requirements to which you were subject prior to the date you electronically consent to or execute this Award Agreement, during your Employment and any time thereafter, you agree that (i) all confidential, proprietary and/or trade secret information received, obtained or possessed at any time by you concerning or relating to the business, financial, operational, marketing, economic, accounting, tax or other affairs at the Company or any client, customer, agent or supplier or prospective client, customer, agent or supplier of the Company will be treated by you in the strictest confidence and will not be disclosed or used by you in any manner other than in connection with the discharge of your job responsibilities without the prior written consent of the Company or unless required by law, and (ii) you will not remove or destroy any confidential, proprietary and/or trade secret information and will return any such information in your possession, custody or control at the end of your Employment (or earlier if so requested by the Company). Nothing herein shall prevent you from making or publishing any statement (a) when required by law, subpoena or court order, or at the request of an administrative agency or legislature, (b) in the course of any legal, arbitral, administrative, legislative or regulatory proceeding, (c) to any governmental authority, regulatory agency or self-regulatory organization, (d) in connection with any investigation by the Company, or (e) where a prohibition or limitation on such communication is unlawful.
Nothing in this Award Agreement or any AIG policy prohibits or restricts you from communicating with or responding to any inquiry by the Securities and Exchange Commission, law enforcement, the Equal Employment Opportunity Commission,, or any other local, state, or federal governmental or regulatory authority, or any self-regulatory organization, provided that AIG does not waive any attorney-client privilege over any information provided by you that is appropriately covered by such privilege. Moreover, you shall not be held liable under federal or state trade secrets law or this Award Agreement or any other agreement for the disclosure of a trade secret or other confidential information in confidence to a government official or attorney solely for the purpose of investigating or reporting a suspected violation of law or in a court filing under seal.

2.    Non-Solicitation. Your Employment with the Company requires exposure to and use of confidential, proprietary and/or trade secret information (as set forth in the above Paragraph). Subject to and in addition to any non-solicitation requirements to which you were subject prior to the date you electronically consent to or execute this Award Agreement, you agree that (i) during your Employment with the Company and any time thereafter, you will not, directly or indirectly, on your own behalf or on behalf of any other person or entity, solicit, contact, call upon, communicate with or attempt to communicate with any customer or client or prospective customer or client of the Company where to do so would require the use or disclosure of confidential, proprietary and/or trade secret information, and (ii) during your Employment with the Company and for a period of one (1) year after Employment Terminates for any reason, you will not, directly or indirectly, regardless of who initiates the communication, solicit, participate in the solicitation or recruitment of, or in any manner encourage or provide assistance to any employee, consultant, registered representative, or agent of the Company to terminate his or her Employment or other relationship with the Company or to leave its employ or other relationship with the Company for any engagement in any capacity or any other person or entity.

3.    Non-Disparagement. You agree that during and after your Employment with the Company, you will not make disparaging comments about AIG or any of its subsidiaries or affiliates or any of their officers, directors or employees to any person or entity not affiliated with the Company. Nothing in this Award Agreement or any other agreement with the Company shall prevent you from making or publishing any statement (a) when required by law, subpoena or court order, or at the request of an administrative agency or legislature (b) in the course of any legal, arbitral. administrative, legislative or regulatory proceeding, (c) to any governmental a uthority, regulatory agency or self-regulatory organization, (d) in connection with any investigation by the Company, or (e) where a prohibition or limitation on such communication is unlawful. For example, nothing in this Award Agreement or any other agreement shall prohibit, prevent, limit or restrict you from (i) exercising your Section 7 rights under the National Labor Relations Act, including, but not limited to, the right to participate in activities or communications related to wages or compensation or other terms, conditions or privileges of employment, or (ii) disclosing information about unlawful acts in the workplace, including, but not limited to, sexual harrassment.

If you work for the Company in Washington State, the following restrictive covenants apply to you:
1.Non-Disclosure. During the term of your Employment, the Company has permitted and will continue to permit you to have access to and become acquainted with information of a confidential, proprietary and/or trade secret nature. Subject to and in addition to any confidentiality or non-disclosure requirements to which you were subject prior to the date you electronically consent to or execute this Award Agreement, during your Employment and any time thereafter, you agree that (i) all confidential, proprietary and/or trade secret information received, obtained or possessed at any time by you concerning or relating to the business, financial, operational, marketing, economic, accounting, tax or other affairs at the Company or any client, customer, agent or supplier or prospective client, customer, agent or supplier of the Company will be treated by you in the strictest confidence and will not be disclosed or used by you in any manner other than in connection with the discharge of your job responsibilities without the prior written consent of the Company or unless required by law, and (ii) you will not remove or destroy any confidential, proprietary and/or trade secret information and will return any such information in your possession, custody or control at the end of your Employment (or earlier if so requested by the Company). Nothing herein shall prevent you from making or publishing any statement (a) when required by law, subpoena or court order, or at the request of an administrative agency or legislature, (b) in the course of any legal, arbitral, administrative, legislative or regulatory proceeding, (c) to any governmental authority, regulatory agency or self-regulatory organization, (d) in connection with any investigation by the Company, or (e) where a prohibition or limitation on such communication is unlawful.
Nothing in this Award Agreement or any AIG policy prohibits or restricts you from communicating with or responding to any inquiry by the Securities and Exchange Commission, law enforcement, the Equal Employment Opportunity Commission,, or any other local, state, or federal governmental or regulatory authority, or any self-regulatory organization, provided that AIG does not waive any attorney-client privilege over any information provided by you that is appropriately covered by such privilege. Moreover, you shall not be held liable under federal or state trade secrets law or this Award Agreement or any other agreement for the disclosure of a trade secret or other confidential information in confidence to a government official or attorney solely for the purpose of investigating or reporting a suspected violation of law or in a court filing under seal.

2.    Non-Solicitation. Your Employment with the Company requires exposure to and use of confidential, proprietary and/or trade secret information (as set forth in the above Paragraph). Subject to and in addition to any non-solicitation requirements to which you were subject prior to the date you electronically consent to or execute this Award Agreement, you agree that (i) during your Employment with the Company and any time thereafter, you will not, directly or indirectly, on your own behalf or on behalf of any other person or entity, solicit, contact, call upon, communicate with or attempt to communicate with any customer or client or prospective customer or client of the Company where to do so would require the use or disclosure of confidential, proprietary and/or trade secret information, and (ii) during your Employment with the Company and for a period of one (1) year after Employment Terminates for any reason, you will not, directly or indirectly, regardless of who initiates the communication, solicit, participate in the solicitation or recruitment of, or in any manner encourage or provide assistance to any employee, consultant, registered representative, or agent of the Company to terminate his or her Employment or other relationship with the Company or to leave its employ or other relationship with the Company for any engagement in any capacity or any other person or entity.

3.    Non-Disparagement. You agree that during and after your Employment with the Company, you will not make disparaging comments about AIG or any of its subsidiaries or affiliates or any of their officers, directors or employees to any person or entity not affiliated with the Company. Nothing in this Award Agreement or any other agreement with the Company shall prevent you from making or publishing any statement (a) when required by law, subpoena or court order, or at the request of an administrative agency or legislature (b) in the course of any legal, arbitral. administrative, legislative or regulatory proceeding, (c) to any governmental authority, regulatory agency or self-regulatory organization, (d) in connection with any investigation by the Company, or (e) where a prohibition or limitation on such communication is unlawful. For example, nothing in this Award Agreement or any other agreement shall prohibit, prevent, limit or restrict you from (i) exercising your Section 7 rights under the National Labor Relations Act, including, but not limited to, the right to participate in activities or communications related to wages or compensation or other terms, conditions or privileges of employment, or (ii) disclosing information about conduct you reasonably believe, under applicable law, to be illegal discrimination, illegal harassment, illegal retaliation, a wage and hour violation, or sexual assault, or that is recognized as against a clear mandate of public policy.

4. Governing Law. The restrictive covenants set forth in this Schedule B will be governed by and construed in accordance with the laws of the State of Washington, without regard to principles of conflict of laws.